Exhibit 99.906CERT

     Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
            United States Code As Adopted Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Variable Contracts Fund Inc. (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By           /s/Ralph C. Eucher
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    Ralph C. Eucher, President and CEO

Date         2/14/2006
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By           /s/Jill R. Brown
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    Jill R. Brown, Vice President and Chief Financial Officer

Date         2/14/2006
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   This certification is being furnished to the Commission solely pursuant to
              18 U.S.C. Section 1350 and is not being filed as part
                  of the Form N-CSR filed with the Commission.